Exhibit 10.1

SEVENTH AMENDMENT TO THE
FIRST AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF
ESSEX PORTFOLIO, L.P.

Dated as of June 26, 2003

This Seventh Amendment to the First Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., as amended (as amended, the "Partnership Agreement"), dated as of the date shown above (the "Amendment"), is executed by Essex Property Trust, Inc., a Maryland corporation (the "General Partner"), as the General Partner and on behalf of the existing Limited Partners of Essex Portfolio, L.P. (the "Partnership") and any individuals to whom Series Z-1 Incentive Units are issued and who are admitted as Additional Limited Partners on or after the date of this Amendment in accordance with the terms of the Partnership Agreement and this Amendment and whose names will be set forth on Exhibit R as holders of Series Z-1 Incentive Units issued pursuant to this Amendment (the "Series Z-1 Partners").

RECITALS

WHEREAS, the Partnership was formed pursuant to the Partnership Agreement;

WHEREAS, the Partnership desires to authorize the issuance as of the date hereof an aggregate amount of 400,000 Series Z-1 Incentive Units (the "Series Z-1 Incentive Units") of limited partnership interests in the Partnership with rights, terms and conditions as set forth herein, which will be issued from time to time to the Series Z-1 Partners in exchange for a capital commitment (the "Capital Commitment") in the amount of $1.00 per unit;

WHEREAS, pursuant to the authority granted to the General Partner under the Partnership Agreement, the General Partner desires to amend the Partnership Agreement (i) to allow the Partnership to issue the Series Z-1 Incentive Units to the Series Z-1 Partners on or after the date of this Amendment and to admit the Series Z-1 Partners as Additional Limited Partners and holders of Series Z-1 Incentive Units on or after the date of this Amendment and (ii) certain other matters described herein; and

WHEREAS, upon the issuance of Series Z-1 Incentive Units to an individual, he or she agrees to become a party to the Partnership Agreement as an Additional Limited Partner and a Series Z-1 Partner by executing a counterpart signature page to this Amendment and otherwise complying with the terms of this Amendment and the Partnership Agreement, and agrees to be bound by all terms, conditions and other provisions of this Amendment and the Partnership Agreement.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

    Definitions. Capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Partnership Agreement.
    Amended Definitions.
      Section 1.1 of the Partnership Agreement is hereby amended to delete the definition of "Percentage Interest" in its entirety and to substitute the following definition of "Percentage Interest," in its place:

      "Percentage Interest" shall mean (i) with respect to any Partner other than holders of Series B Preferred Units, Series C Preferred Units, Series D Preferred Units, Series E Preferred Units, Series Z Incentive Units or Series Z-1 Incentive Units, the undivided percentage ownership interest of such Partner in the Partnership, as determined by dividing (A) the number of Partnership Units owned by such Partner by (B) the sum of (x) the total number of Partnership Units then outstanding (excluding the Series A Preferred Interest, the Series B Preferred Interest, the Series B Partnership Units, the Series C Preferred Interest, the Series C Preferred Units, the Series D Preferred Interest, the Series D Preferred Units, the Series E Preferred Interest, the Series E Preferred Units, Series Z Incentive Units and the Series Z-1 Incentive Units), (y) the total number of outstanding Series Z Incentive Units multiplied by the Distribution Ratchet Percentage with respect to each such Series Z Incentive Unit, calculated on a unit-by-unit basis, and (z) the total number of outstanding Series Z-1 Incentive Units multiplied by the Series Z-1 Distribution Ratchet Percentage with respect to each such Series Z-1 Incentive Unit, calculated on a unit-by-unit basis. With respect to any holder of Series Z Incentive Units, such Partner's Percentage Interest shall be equal to such Partner's Series Z Percentage Interest. With respect to any holder of Series Z-1 Incentive Units, such Partner's Percentage Interest shall be equal to such Partner's Series Z-1 Percentage Interest. If any Partner holds a combination of Common Units, Series Z Incentive Units and/or Series Z-1 Incentive Units, then such Partner's Percentage Interest shall be equal to the sum of (x) the Percentage Interest as calculated pursuant to the first sentence of this definition (assuming for purposes of such calculation that such Partner holds only Common Units, if any), (y) the Series Z Percentage Interest (assuming for purposes of such calculation that such Partner holds only Series Z Incentive Units, if any) and (z) the Series Z-1 Percentage Interest (assuming for purposes of such calculation that such Partner holds only Series Z-1 Incentive Units, if any).

      Section 1.1 of the Partnership Agreement is hereby amended to delete the definition of "Common Equivalent Shares" in its entirety and to substitute the following definition of "Common Equivalent Shares," in its place:

      "Common Equivalent Shares" shall mean the total number of shares of Common Stock outstanding on a fully diluted basis, calculated in a manner consistent with the manner used by the General Partner for reporting diluted earnings or loss per share under generally accepted accounting principles, it being understood that, to the extent that the General Partner discloses diluted earnings or loss per share in any of its periodic reports publicly filed with the Securities and Exchange Commission, Common Equivalent Shares for such period for the purposes of this Amendment shall be calculated in a manner consistent with such public disclosure.

      Section 1.1 of the Partnership Agreement is hereby amended to delete the definition of "Common Unit" in its entirety and to substitute the following definition of "Common Unit," in its place:

      "Common Unit" shall mean a Partnership Unit representing an interest in the Partnership, other than a Series A Preferred Interest, Series B Preferred Unit, Series B Preferred Interest, Series C Preferred Unit, Series C Preferred Interest, Series D Preferred Unit, Series D Preferred Interest, Series E Preferred Unit, Series E Preferred Interest, Series Z Incentive Unit, Series Z-1 Incentive Unit or any other Preferred Interest or Preferred Partnership Units.

      Section 1.1 of the Partnership Agreement is hereby amended to delete the definition of "Compensation Committee" in its entirety and to substitute the following definition of "Compensation Committee," in its place:

      "Compensation Committee" shall mean the Compensation Committee of the Board of Directors of the General Partner or, if no such committee exists, the full Board of Directors of the General Partner.

      Section 1.1 of the Partnership Agreement is hereby amended to delete the definitions of "Net Operating Income," "Net Operating Loss," "Net Property Gain," "Net Property Loss," "Actual FFO," and "Actual FFO Per Share," in their entirety and to substitute the following definitions in their place:

    "Net Operating Income" shall mean, for any fiscal year or portion thereof, the excess of the items of income and gain over the items of deduction and loss, excluding, in each case, items of gain or loss realized in connection with the sale or disposition of real property and other capital assets.

    "Net Operating Loss" shall mean, for any fiscal year or portion thereof, the excess of the items of deduction and loss over the items of income and gain, excluding, in each case, items of gain or loss realized in connection with the sale or disposition of real property and other capital assets.

    "Net Property Gain" shall mean, for any fiscal year or portion thereof, the excess of gains realized from the sale or disposition of real property and other capital assets over the losses realized in connection with the sale or disposition of real property and other capital assets.

    "Net Property Loss" shall mean, for any fiscal year or portion thereof, the excess of losses realized from the sale or disposition of real property and other capital assets over the gains realized in connection with the sale or disposition of real property and other capital assets.

    "Actual FFO" shall mean with respect to any fiscal period "funds from operations" of the General Partner as determined with respect to such fiscal period by the Board of Directors of the General Partner using a consistently applied methodology that conforms with the standards for computation of "funds from operations" established by the National Association of Real Estate Investment Trusts, Inc. (or successor organizations) from time to time; it being understood that, to the extent that the General Partner discloses "funds from operations" for any fiscal period in any of its periodic reports publicly fled with the Securities and Exchange Commission, Actual FFO for such fiscal period for the purposes of this Agreement will conform to such publicly disclosed "funds from operations."

    "Actual FFO Per Share" shall mean with respect to any fiscal period the Actual FFO for such period divided by the number of Common Equivalent Shares.

    Definitions. Section 1.1 of the Partnership Agreement is hereby amended to include the following definitions, to be inserted in alphabetical order in such Section 1.1:

    "Series Z Percentage Interest" shall mean, with respect to any holder of Series Z Incentive Units, the undivided percentage ownership interest of such Partner in the Partnership as determined by dividing (A) the product resulting from multiplying the total number of outstanding Series Z Incentive Units owned by such Partner by the Series Z Distribution Ratchet Percentage attributed to such holder's Series Z Incentive Units, by (B) the sum of (x) the total number of Partnership Units then outstanding (excluding the Series A Preferred Interest, the Series B Preferred Interest, the Series B Partnership Units, the Series C Preferred Interest, the Series C Partnership Units, the Series D Preferred Interest, the Series D Preferred Units, the Series E Preferred Interest, the Series E Partnership Units, the Series Z Incentive Units and the Series Z-1 Incentive Units), (y) the total number of outstanding Series Z Incentive Units multiplied by the Distribution Ratchet Percentage with respect to each Series Z Incentive Unit, calculated on a unit-by-unit basis, and (z) the total number of outstanding Series Z-1 Incentive Units multiplied by the Series Z-1 Distribution Ratchet Percentage with respect to each such Series Z-1 Incentive Unit, calculated on a unit-by-unit basis.

    "Series Z-1 Change in Control" shall mean the earliest to occur of any of the following:

    (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of any of the General Partner or any of its subsidiaries or affiliates), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the General Partner representing thirty percent (30%) or more of the combined voting power of the General Partner's then outstanding securities having the right to vote in an election of the General Partner's Board of Directors ("Voting Securities") (other than as a result of an acquisition of securities directly from the General Partner). Notwithstanding the foregoing, a "Series Z-1 Change in Control" shall not be deemed to have occurred for purposes of this clause (i) solely as the result of an acquisition of securities by the General Partner which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person (as defined in the foregoing clause) to thirty percent (30%) or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if such person shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the General Partner) and immediately thereafter beneficially owns thirty percent (30%) or more of the combined voting power of all then outstanding Voting Securities, then a "Series Z-1 Change in Control" shall be deemed to have occurred for purposes of this clause (i).

    (ii) the moment immediately prior to the consummation of a merger, reorganization or consolidation of the General Partner or the occurrence of any other event (including without limitation a tender or exchange offer), the result of which is that the "beneficial owners" (as such term is defined in Rule 13d-3 of the Exchange Act) of the Voting Securities of the General Partner before the merger, reorganization, consolidation or other transaction are not the "beneficial owners", directly or indirectly, of a majority of the voting power of the surviving or resulting entity upon completion of such merger, reorganization, consolidation or other transaction;

    (iii) the moment immediately prior to the consummation of a merger, reorganization or consolidation of the Partnership, unless the General Partner immediately prior to such merger, reorganization or consolidation remains the sole general partner of the Partnership after such merger;

    (iv) the moment immediately prior to the consummation of a change (whether by removal, withdrawal, transfer or otherwise) in the General Partner of the Partnership;

    (v) persons who, as of the date of issuance of the first Series Z-1 Incentive Unit, constitute the General Partner's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender or exchange offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board of Directors of the General Partner (rounded up to the next whole number), provided that any person becoming a director of the General Partner subsequent to such date shall be considered an Incumbent Director if such person's election was approved by, or such person was nominated for election by, a vote of a majority of the Incumbent Directors; provided, however, that any person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by, or on behalf of, a "person" other than the Board of Directors, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

    (vi) the moment immediately prior to the consummation of a sale of all or substantially all of the assets of the General Partner and/or the Partnership.

    "Series Z-1 Clawback Amount" shall mean, at any time with respect to each Series Z-1 Incentive Unit, an amount equal to the positive difference, if any, between (i) the then unpaid Capital Commitment with respect to such Series Z-1 Incentive Unit, and (ii) the sum of any distributions deemed to offset the Series Z-1 Clawback Amount in accordance with Section 6 below. The unpaid Capital Commitment of a Series Z-1 Partner with respect to a Series Z-1 Incentive Unit shall never be greater than the Series Z-1 Clawback Amount with respect to such Series Z-1 Incentive Unit, as adjusted from time to time.

    "Series Z-1 Conversion Ratchet Percentage" with respect to any Series Z-1 Incentive Unit (i) shall equal 0% on the date of issuance of such Series Z-1 Incentive Unit, (ii) shall increase by twenty (20) percentage points on January 1 of the first calendar year after the date of issuance of such Series Z-1 Incentive Unit, on which (x) the holder of such Series Z-1 Incentive Unit is an employee of the General Partner and/or the Partnership and/or any subsidiary or affiliate thereof as of such January 1, (y) the Actual FFO Per Share of the General Partner for the calendar year preceding such January 1 is greater than or equal to the Series Z- 1 Target FFO for such year, and (z) the Series Z-1 Conversion Ratchet Percentage prior to such increase is less than 100%, and (iii) shall increase ten (10) percentage points on January 1 of every calendar year thereafter on which the conditions in clauses (x), (y) and (z) of the immediately preceding clause (ii) are met; provided, however, that if the Compensation Committee determines that Actual FFO Per Share is no longer an appropriate corporate performance parameter for establishing management objectives or that the applicable target levels are no longer feasible in light of factors or circumstances outside of the Partnership's or the General Partner's control (such as general economic conditions, legal/regulatory changes, war or similar events), it may, in its reasonable good faith discretion without any consent or other action on the part of the Series Z-1 Partners or any other Partners of the Partnership, revise and amend the requirement in (y) above (and any definitions involved therein) to reflect one or more different or additional parameters, objectives or performance measures, so long as the Compensation Committee, in its reasonable good faith discretion, determines that the revised or amended clause (y) is, considered as a whole, comparable or more effective as a means for analyzing the performance of the Partnership and incentivizing the Series Z- 1 Partners (it being understood that such amended or restated clause (y) shall not be more difficult to achieve than the present requirements of clause (y)).

    "Series Z-1 Distribution Ratchet Percentage" with respect to any Series Z-1 Incentive Unit (i) shall equal 10% on the date of issuance of such Series Z-1 Incentive Unit, (ii) shall increase, on January 1 of the first calendar year after the date of issuance of such Series Z-1 Incentive Unit, to (a) twenty-five percent (25%) if the Series Z-1 Conversion Ratchet Percentage with respect to such Series Z-1 Incentive Units also increases to 20% percent, or (b) fifteen percent (15%) if the Series Z-1 Conversion Ratchet Percentage with respect to such Series Z-1 Incentive Units remains at 0%, (iii) shall increase, to the extent it has not already done so, to twenty-five percent (25%) at such time as such Series Z-1 Conversion Ratchet Percentage is equal to 20%, and (iv) after such time as the Conversion Ratchet Percentage with respect to such Series Z-1 Incentive Units is equal to or greater than 30%, the Series Z-1 Distribution Ratchet Percentage shall be equal to the Series Z-1 Conversion Ratchet Percentage with respect to such Series Z-1 Incentive Units.

    "Series Z-1 Forfeited Capital Account" shall mean that portion of the Capital Account attributable to a Series Z-1 Incentive Unit equal to the product of (a) the excess of (i) the Adjusted Capital Account Balance (as defined in Section 10.10(a)) allocable to such Series Z-1 Incentive Unit over (ii) the sum of (A) the capital contribution made with respect to such Series Z-1 Incentive Unit and (B) the excess of the sum of the net allocations of operating income made with respect to such Series Z-1 Incentive Unit for all fiscal years (taking into account allocations of Net Operating Loss made with respect to such Series Z-1 Incentive Unit for all fiscal years) over the distributions of operating cash flow made to such Series Z-1 Incentive Unit (except to the extent such allocations have reduced the Series Z-1 Clawback Amount) multiplied by (b) 100% minus the Series Z-1 Conversion Ratchet Percentage applicable to such Series Z-1 Incentive Unit.

    "Series Z-1 Incentive Unit" shall mean a Series Z-1 Incentive Unit of limited partnership interest in the Partnership with the rights set forth in this Amendment.

    "Series Z-1 Percentage Interest" shall mean, with respect to any holder of Series Z-1 Incentive Units, the undivided percentage ownership interest of such Partner in the Partnership as determined by dividing (A) the product resulting from multiplying the total number of outstanding Series Z-1 Incentive Units owned by such Partner by the Series Z-1 Distribution Ratchet Percentage attributed to such holder's Series Z-1 Incentive Units, by (B) the sum of (x) the total number of Partnership Units then outstanding (excluding the Series A Preferred Interest, the Series B Preferred Interest, the Series B Partnership Units, the Series C Preferred Interest, the Series C Partnership Units, the Series D Preferred Interest, the Series D Preferred Units, the Series E Preferred Interest, the Series E Partnership Units, the Series Z Incentive Units and the Series Z-1 Incentive Units), (y) the total number of outstanding Series Z Incentive Units multiplied by the Distribution Ratchet Percentage with respect to each Series Z Incentive Unit, calculated on a unit-by-unit basis, and (z) the total number of outstanding Series Z-1 Incentive Units multiplied by the Series Z-1 Distribution Ratchet Percentage with respect to each such Series Z-1 Incentive Unit, calculated on a unit-by-unit basis.

    "Series Z-1 Trigger Event" shall mean the earliest to occur of any of the following events:

    (i) such time as a plan of dissolution or liquidation (but not including a deemed liquidation for tax purposes in connection with one or more transfers of interest in the Partnership) of the General Partner and/or the Partnership is duly adopted by appropriate corporate or partnership action;

    (ii) the date on which the Series Z-1 Conversion Ratchet Percentage applicable to all Series Z-1 Incentive Units held by then current employees of the General Partner and/or the Partnership (i.e., other than holders of Series Z-1 Incentive Units whose employment with the General Partner and/or the Partnership has terminated) reaches 100%;

    (iii) the earliest date on which the employment of all holders of Series Z-1 Incentive Units has been terminated; and

    (iv) fifteen (15) years after the date of issuance of the first Series Z-1 Incentive Unit.

    "Series Z-1 Target FFO" shall be determined by the Compensation Committee at the time each Series Z-1 Incentive Unit is issued; the Compensation Committee shall set forth in Exhibit S hereto the Series Z-1 Target FFO amount for the fiscal year in which such Series Z-1 Incentive Unit is issued and also the amounts of the Series Z-1 Target FFO or a formula for such amounts for each fiscal year thereafter through the term of such Series Z-1 Incentive Unit; provided, however, that if the Compensation Committee determines that the Series Z-1 Target FFO amounts and/or formulae set forth in Exhibit S are no longer an appropriate corporate performance parameter for establishing management objectives or that the applicable target levels are no longer feasible in light of factors or circumstances outside of the Partnership's or the General Partner's control (such as general economic conditions, legal/regulatory changes, war or similar events), it may, in its reasonable good faith discretion without any consent or other action on the part of the Series Z-1 Partners or any other Partners of the Partnership, revise and amend the Series Z-1 Target FFO amounts and/or formulae set forth in Exhibit S (and any definitions involved therein) to reflect one or more different or additional parameters, objectives or performance measures, so long as the Compensation Committee, in its reasonable good faith discretion, determines that the revised or amended definition is, considered as a whole, comparable as a means for analyzing the performance of the Partnership and incentivizing the Series Z-1 Partners (it being understood that such amended or restated definition shall not be more difficult to achieve than the present requirements of this definition).

    "Weighted Number of Series Z-1 Incentive Units" as determined from time to time shall mean the total number of outstanding Series Z-1 Incentive Units, multiplied by the Series Z-1 Conversion Ratchet Percentage with respect to each such Series Z-1 Incentive Unit, calculated on a unit-by- unit basis.

    Restatement of Exhibit E. Exhibit E to the Partnership Agreement is amended and restated by replacing such Exhibit E with Exhibit E attached to this Amendment. From time to time, when a Series Z-1 Partner is admitted to the Partnership in accordance with this Amendment and the Partnership Agreement, Exhibit A (Partnership Units) and Exhibit M (Addresses of Partners) shall be amended by the General Partner as necessary, as determined by the General Partner in its sole discretion.
    Admission of Series Z-1 Partners. Effective immediately prior to the effectiveness of the next succeeding sentence, the capital accounts of the Partnership shall be adjusted to reflect each Partner's share of the net fair market value of the Partnership's assets (a "book-up") by adjusting the Gross Asset Values of all Partnership assets to their respective gross fair market values and allocating the amount of such adjustment as Net Property Gain or Net Property Loss pursuant to Section 2(b) or 2(c) of Exhibit E hereof. Each person who is issued a Series Z-1 Incentive Unit shall (a) make a Capital Commitment to the Partnership in the amount of $1.00 per Unit and (b) be admitted as an Additional Limited Partner in accordance with Sections 4.3 and 4.6 of the Partnership Agreement, holding that number of Series Z-1 Incentive Units as is set forth next to his or her name on Exhibit R. It is the intention of the Partnership that only directors, officers or other employees of the General Partner shall be issued Series Z-1 Incentive Units and only such persons may become Series Z-1 Partners. At the Partnership's election, taking into account the provisions of Section 402 of the Sarbanes-Oxley Act of 2002, the Partnership may allow a Series Z-1 Partner to have a positive Series Z-1 Clawback Amount. If the Partnership does not elect to allow a Series Z-1 Partner to have such a positive Series Z-1 Clawback Amount, then upon the issuance of any Series Z-1 Incentive Units to such Series Z-1 Partner, the Capital Commitment calculated on a unit-by-unit basis for such Series Z Incentive Units shall be immediately due and payable to the Partnership. Each person who is issued a Series Z-1 Incentive Unit shall become a party to the Partnership Agreement as a Limited Partner and shall be bound by all the terms, conditions and other provisions of the Partnership Agreement, as amended by this Amendment. Pursuant to Section 4.6(b) of the Partnership Agreement, the General Partner hereby consents to the admission of each Person who is issued a Series Z-1 Incentive Unit as an Additional Limited Partner of the Partnership. The admission of a Series Z-1 Partner shall become effective as of the date such Series Z-1 Partner executes a counterpart signature page to this Amendment (and such other written agreements as the General Partner may require), which shall also be the date on which the name of a Series Z-1 Partner is recorded on the books and records of the Partnership. The admission of a Series Z-1 Partner shall not require the consent or approval of any other Limited Partner.
    Distributions to Series Z-1 Partners. The Partnership Agreement is hereby amended by adding the following language after Section 6.2(d) thereof.

    "(e) Notwithstanding the foregoing, at any time that the Series Z-1 Clawback Amount with respect to a Series Z-1 Incentive Unit is greater than zero, then, to the extent of such Series Z-1 Clawback Amount, the distributions otherwise provided for by this Section with respect to such Series Z-1 Incentive Unit shall not be paid in cash and shall instead be deemed to offset the applicable Series Z-1 Partners' unpaid Capital Commitment and thereby reduce the then existing Series Z-1 Clawback Amount with respect to such Series Z-1 Incentive Unit in an amount equal to the distributions that would have otherwise been paid with respect to such Series Z-1 Incentive Unit."

    Transfer Restrictions. Section 9.2(a) of the Partnership Agreement shall be amended by inserting the following as the last sentence thereof:

    "In addition, the Partners hereby acknowledge and agree that the Series Z-1 Incentive Units shall not be Transferred, other than (a) by operation of law to the estate of a Series Z-1 Partner or (b) to the Partnership or the General Partner."

    Conversion Rights of Series Z-1 Partners.
      Section 10.8 of the Partnership Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:

      "So long as Code Section 1014 or a successor provision remains in effect and provides for the "step-up" in basis of an asset upon death, as determined by the Partnership's counsel, upon the death of a Limited Partner, all of such Limited Partner's Partnership Units shall, without the taking of any action by the General Partner or any heir, representative, administrator or executor of or for such Limited Partner, automatically convert as of the date of such death into shares of Common Stock in the amount of the Common Stock Amount; provided that the General Partner, in its sole and absolute discretion, shall have the option, instead of issuing the Common Stock Amount to the estate of the decedent Limited Partner, of paying to such estate the Cash Amount or any combination of cash and Common Stock equal to the Cash Amount; provided, however, that, notwithstanding the foregoing, the provisions of this Section shall not apply to any Series Z Incentive Units or Series Z-1 Incentive Units held by such Limited Partner."

      The Partnership Agreement is hereby amended by adding the following language after Section 10.9 thereof:

    "10.10 Conversion and Redemption of Series Z-1 Incentive Units.

    (a) Upon the occurrence of any Series Z-1 Trigger Event with respect to the Series Z-1 Incentive Units, the Series Z-1 Forfeited Capital Account with respect to such Series Z-1 Incentive Units shall be forfeited and each such Series Z-1 Incentive Unit shall, without the taking of any action by the General Partner or any Series Z-1 Partners, automatically convert into that number of Common Units calculated by dividing (i) the remainder resulting from (x) the portion of the adjusted Capital Account balance properly allocable to each such Series Z-1 Incentive Unit at the time of conversion, as determined by the General Partner, taking into account all allocations made pursuant to Exhibit E hereof (including Section 2(e) thereof) through and including the date of the conversion (as so adjusted, the "Adjusted Capital Account Balance"), minus (y) the Series Z-1 Forfeited Capital Account as of the time of conversion minus (z) the Series Z-1 Clawback Amount, if any, with respect to such Series Z-1 Incentive Unit, by (ii) the adjusted Capital Account balance properly allocable to one Common Unit determined immediately prior to such conversion, after taking into account any adjustments made pursuant to Exhibit E hereof (including Section 2(e) thereof) through and including the date of conversion.

    (b) In the event of a Series Z-1 Change in Control, (1) the Partnership shall give each Series Z-1 Partner notice as required by Section 10.10(d) and otherwise comply with the procedures set forth in such Section and (2) upon or at any time (except as expressly provided in clause (ii) below) following the occurrence of such Series Z-1 Change in Control, each Series Z-1 Partner shall have the right to elect, in accordance with the procedures set forth in Section 10.10(d), to forfeit the Series Z-1 Forfeited Capital Account with respect to all of the Series Z-1 Incentive Units held by such Series Z-1 Partner and convert each such Series Z-1 Incentive Unit into either:

    (i) that number of Common Units calculated by dividing (I) the remainder resulting from (x) the Adjusted Capital Account balance properly allocable to each such Series Z-1 Incentive Unit at the time of an election pursuant to this Section 10.10(b), as determined by the General Partner after taking into account all allocations required to be made pursuant to Exhibit E hereof, including Section 2(e) thereof) minus (y) the Series Z-1 Forfeited Capital Account as of the time of conversion, minus (z) the Series Z-1 Clawback Amount, if any, with respect to such Series Z-1 Incentive Unit, by (II) the adjusted Capital Account balance properly allocable to one Common Unit determined immediately prior to such conversion, after taking into account any adjustments made pursuant to Exhibit E hereof (including Section 2(e) thereof) through and including the date of conversion; provided, however, that, if applicable, references to "Common Units" in this clause shall be deemed to refer to the class or series of equity interests in the Substitute Umbrella Partnership (as defined in Section 10.10(c)) most comparable to the Common Units, after taking into account all relevant rights, benefits, terms and conditions and economic factors and all references to capital account balances and numbers of Common Units shall be equitably adjusted, as nearly as may be practicable, to give effect to the rights and obligations of the Series Z-1 Incentive Units or, if applicable, the Substitute Incentive Units; or

    (ii) that amount and type of cash, securities or other property as such holder would have received in connection with such Series Z-1 Change in Control if he, she or it had elected to convert such Series Z-1 Incentive Units into Common Units in accordance with the immediately preceding clause (i) prior to the consummation of the Series Z-1 Change in Control and received (or had the right to elect to receive) such consideration in connection with the Series Z-1 Change in Control as the Holder of the number of Common Units into which such Series Z-1 Incentive Units would have converted as of the date of occurrence of such Change of Control without any increase in the Series Z-1 Conversion Ratchet Percentage that may have occurred after such date; provided, however, that any election pursuant to this clause (ii) must be made within the twelve (12) month period immediately following the occurrence of such Series Z-1 Change in Control. For the avoidance of doubt, it is the intent of the parties hereto that a holder's right to make the election provided in this clause (ii) shall continue notwithstanding that, within such twelve (12) month period, another Series Z-1 Change in Control occurs, such holder's employment is terminated as referred to in clause (e) below, or such holder dies as referred to in clause (f) below; provided, further, that if a Series Z-1 Trigger Event occurs, such holder's right to make the election provided in this clause (ii) shall continue only until the moment immediately prior to the occurrence of such Series Z-1 Trigger Event.

    For the avoidance of doubt, the Series Z-1 Incentive Units of any Series Z-1 Partner who has not made the election contemplated by this Section 10.10(b) shall remain outstanding until such election is made or another clause of this Section 10.10 becomes applicable, and thereafter shall continue to be entitled to all the rights and benefits of the Series Z-1 Incentive Units, including without limitation the right to make an election pursuant to this Section 10.10(b) with respect to any subsequent Series Z-1 Change in Control and the potential for continued increase in the Series Z-1 Conversion Ratchet Percentage.

    (c) Notwithstanding anything in this Agreement to the contrary, in connection with any Series Z-1 Change in Control following which the Partnership will not continue to exist as a separate legal entity or following which the Partnership, despite continuing in legal existence, will no longer conduct its business in a fashion substantially similar to the fashion in which it conducted its business immediately prior to such Series Z-1 Change of Control (e.g., owning similar properties and operating in a comparable fashion), the General Partner shall use commercially reasonable efforts (after taking into account the fiduciary duties owed by the General Partner to the other Partners in the Partnership in connection with negotiating the Series Z-1 Change in Control transaction as a whole) to cause the resulting or surviving entity and/or the entity primarily succeeding to the business of the Partnership, as the case may be, to be a partnership, limited liability company or other pass- through entity organized under the laws of any state of the United States or the District of Columbia (a "Substitute Umbrella Partnership"), and, in the event the Series Z-1 Change in Control does result in a Substitute Umbrella Partnership, shall use commercially reasonable efforts to (1) cause the Substitute Umbrella Partnership to issue in connection with such Series Z-1 Change in Control in substitution for any Series Z-1 Incentive Units remaining outstanding as of the effective time thereof other interests in the Substitute Umbrella Partnership having substantially the same terms and rights as the Series Z-1 Incentive Units, including with respect to distributions, conversions, ratcheting, voting rights and rights upon liquidation, dissolution or winding-up (the "Substitute Z-1 Incentive Units"), (2) make equitable and appropriate provisions for adjustments to the terms of the Substitute Z-1 Incentive Units such that the rights and obligations of the Series Z-1 Partners after such Series Z-1 Change in Control as holders of Substitute Z-1 Incentive Units of the Substitute Umbrella Partnership shall be equivalent, as nearly as may be practicable, to their rights and obligations as holders of Series Z-1 Incentive Units of the Partnership, and (3) secure a commitment of the general partner or other controlling person of the Substitute Umbrella Partnership to undertake to perform the obligations and covenants of the General Partner with respect to the Series Z-1 Partners.

    (d) As promptly as possible prior to the consummation of a Series Z-1 Change of Control (but in any event not later than ten (10) days following consummation of such Series Z-1 Change in Control), the Partnership shall deliver a written notice of such Series Z-1 Change of Control to each Series Z-1 Partner at their addresses as shown on the records of the Partnership, containing all instructions and materials necessary to enable such Series Z-1 Partners to make an election pursuant to Section 10.10(b) hereof and describing the circumstances and relevant facts regarding such Series Z-1 Change of Control, including, without limitation, the expected date of consummation. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of any proceedings in connection with such Series Z-1 Change of Control or otherwise as contemplated by this Agreement. Each Series Z-1 Partner may exercise his or her right to convert in accordance with Section 10.10(b) by delivering written notice of such intent (and specifying whether he or she is electing to convert pursuant to Section 10.10(b)(i) or Section 10.10(b)(ii)) to the Partnership, Attn: Chief Financial Officer, with a copy to Morrison & Foerster LLP, Attn: Stephen J. Schrader, Esq. (such notice, an "Election Notice"). On or before the later of (i) the effective date of such Series Z-1 Change in Control and (ii) the tenth (10th) business day following the date of such Election Notice, the Partnership shall issue the consideration required by Section 10.10(b) to the Series Z-1 Partner making the election in exchange for his or her Series Z-1 Incentive Units (or, if applicable, Substitute Z-1 Incentive Units).

    (e) Effective as of such time as (other than by reason of death, as provided in Section 10.10(f)) a holder of Series Z-1 Incentive Units is no longer an employee of the Partnership, the General Partner or any of their subsidiaries or affiliates, the Series Z-1 Forfeited Capital Account with respect to such holder's Series Z-1 Incentive Units shall be forfeited and the Partnership shall have the right, for 90 days following the date of termination of such holder's employment, to redeem each Series Z-1 Incentive Unit held by such holder in exchange for, at the Partnership's option, either (1) a number of shares of Common Stock then owned by the Partnership calculated by dividing (i) the remainder resulting from (x) the Adjusted Capital Account Balance properly allocable to each such Series Z-1 Incentive Unit as determined by the General Partner after taking into account all allocations required to be made pursuant to Exhibit E hereto (including Section 2(e) thereof) and, in the event the provisions of Section 2(g) thereof are inapplicable, in a manner consistent with the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv)(f) minus (y) the Series Z-1 Forfeited Capital Account as of the time of redemption minus (z) the Series Z-1 Clawback Amount, if any, with respect to such Series Z-1 Incentive Unit, by (ii) the Closing Price of Common Stock determined as of such date; or (2) a number of Common Units calculated by dividing (i) the remainder resulting from (x) the Adjusted Capital Account Balance which would be allocable to each such Series Z-1 Incentive Unit as determined by the General Partner after taking into account all allocations required to be made pursuant to Exhibit E hereof (including Section 2(e) thereof) and assuming that the Capital Accounts of the Partners were adjusted at such time as provided in Section 2(g) of Exhibit E hereto minus (y) the Series Z-1 Forfeited Capital Account minus (z) the Series Z-1 Clawback Amount, if any, with respect to such Series Z- 1 Incentive Unit, by (ii) the adjusted Capital Account balance properly allocable to one Common Unit determined immediately prior to such redemption, after taking into account any adjustments made pursuant to Exhibit E hereof (including Section 2(e) thereof) and assuming that the Capital Accounts of the Partners were adjusted at such time as provided in Section 2(g) of Exhibit E hereto through and including the date of redemption. The Partnership may exercise its rights under this Section 10.10(e) by providing written notice to the terminated Series Z-1 Partner within 90 days of such termination and consummating the redemption promptly thereafter.

    (f) Upon the death of a holder of Series Z-1 Incentive Units, the Series Z-1 Forfeited Capital Account with respect to such Series Z-1 Incentive Units, shall be forfeited and each such Series Z-1 Incentive Unit held by such holder shall be redeemed by the Partnership for, at its option, either (1) a number of shares of Common Stock then owned by the Partnership calculated by dividing (i) the remainder resulting from (x) the Adjusted Capital Account Balance properly allocable to each such Series Z-1 Incentive Unit as determined by the General Partner after taking into account all allocations required to be made by Exhibit E hereto (including Section 2(e) thereof) and in the event that the provisions of Section 2(g) are inapplicable, in a manner consistent with the provisions of Treasury Regulation Section 1.704- 1(b)(2)(iv)(f) minus (y) the Series Z-1 Forfeited Capital Account as of the time of redemption minus (z) the Series Z-1 Clawback Amount, if any, with respect to such Series Z-1 Incentive Unit, by (ii) the Closing Price of Common Stock determined immediately prior to such redemption; or (2) a number of Common Units calculated by dividing (i) the remainder resulting from (x) the Adjusted Capital Account Balance which would be allocable to each such Series Z-1 Incentive Unit as determined by the General Partner after taking into account all allocations required to be made by Exhibit E hereto (including Section 2(e) thereof) and in the event that the provisions of Section 2(g) are inapplicable, in a manner consistent with the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv)(f) minus (y) the Series Z-1 Forfeited Capital Account as of the time of redemption minus (z) the Series Z-1 Clawback Amount, if any, with respect to such Series Z-1 Incentive Unit, by (ii) the average adjusted Capital Account balance properly allocable to one Common Unit determined immediately prior to such redemption, as determined by the General Partner after taking into account all allocations required to be made by Exhibit E hereto (including Section 2(e) thereof) and in the event that the provisions of Section 2(g) are inapplicable in a manner consistent with the provisions of Treasury Regulation Section 1.704- 1(b)(2)(iv)(f). The Partnership shall effect the redemption required by this Section 10.10(f) within 60 days follow its receipt of written notification of the death of a Series Z-1 Partner.

    (g) In lieu of delivering a fractional share of Common Stock pursuant to this Section 10.10, the Partnership may deliver cash equal to the Closing Price attributable to such fractional share. In lieu of issuing a fractional Common Unit pursuant to this Section 10.10, the Partnership may deliver cash equal to the product of (i) the Closing Price multiplied by the Series Z-1 Conversion Ratchet Percentage, and (ii) such fractional Common Unit. For the avoidance of doubt, as to any fractional Common Unit or fraction of a share of Common Stock which would otherwise be delivered, the Partnership shall pay a cash adjustment in respect of such final fraction (which for each holder of Series Z-1 Incentive Units shall be deemed to be a fraction of the last fractional Common Unit or fraction of a share of Common Stock after taking into account all Series Z-1 Incentive Units held by such holder, not on a unit-by- unit basis) in the amount provided for in this clause (g).

    (h) The holder of any Common Units received upon a conversion or redemption of Series Z-1 Incentive Units pursuant to this Section 10.10 shall have an aggregate Capital Account balance with respect to such Common Units equal to the remainder resulting from (x) the Adjusted Capital Account Balance of such holder's Series Z-1 Incentive Units (determined pursuant to the applicable sub-section of this Section 10.10) immediately prior to conversion or redemption minus (y) the Series Z-1 Forfeited Capital Account minus (z) the Series Z-1 Clawback Amount, if any, with respect to such Series Z- 1 Incentive Unit, and such holder of Common Units shall have all of the rights of holders of Common Units as set forth in this Agreement. Immediately upon conversion or redemption of any Series Z-1 Incentive Units pursuant to this Section 10.10, the aggregate Series Z-1 Forfeited Capital Accounts with respect to all Series Z-1 Incentive Units being converted or redeemed shall be reallocated among the Capital Accounts of the holders of Common Units immediately subsequent to such conversion or redemption on a pro rata basis, in proportion to the Capital Account balances of all such units immediately subsequent to such conversion or redemption. Any Common Units received upon the conversion or redemption of Series Z-1 Incentive Units pursuant to this Section 10.10 may thereafter be converted into Common Stock pursuant to Section 10.8 and the holder of such Common Units shall have the Rights provided in Article XI; provided, however, that, notwithstanding anything to the contrary contained in Section 10.8, Article XI or Exhibit I, (i) the General Partner may, in its sole discretion, choose to assign its obligation pursuant to Section 10.8, Article XI or Exhibit I, as the case may be, to the Partnership, in which case the Partnership will deliver shares of Common Stock that it holds on such date in exchange for the Common Units to be converted or redeemed, in lieu of the General Partner issuing new shares of Common Stock to the holder of such Common Units and (ii) neither the General Partner nor the Partnership shall pay cash (in whole or in part) with respect to the conversion of Common Units received upon conversion or redemption of Series Z-1 Incentive Units."

    Restatement of Exhibit E. Exhibit E to the Partnership Agreement is hereby amended and restated in its entirety by replacing such Exhibit E with Exhibit E attached to this Amendment.
    Voting Rights.
      Holders of the Series Z-1 Incentive Units will not have any voting rights or rights to consent to any matters, except as set forth in Section 10(b) below.
      So long as any Series Z-1 Incentive Unit remains outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds (2/3) of the Weighted Number of Series Z-1 Incentive Units amend, alter or repeal any provisions of the Partnership Agreement, including, without limitation, as a result of, or in connection with, a merger, consolidation or otherwise, in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series Z-1 Incentive Units or the holders thereof; provided, however, that the following shall be deemed not to materially and adversely affect such powers, special rights, preferences, privileges or voting power of the Series Z- 1 Incentive Units: (a) any revision or amendment of the definition of "Series Z-1 Conversion Ratchet Percentage" or "Series Z-1 Target FFO" in accordance with the proviso contained in each such definition; (b) any increase in the amount of Partnership Interests, or the creation or issuance of any other class or series of Partnership Interests, or obligation or security convertible into, or evidencing the right to purchase, any such Partnership Interests, ranking senior to, junior to or on a parity with the Series Z-1 Incentive Units with respect to payment of distributions or the distribution of assets upon liquidation, dissolution or winding up; or (c) any amendment, alteration or repeal of any provision(s) of the Partnership Agreement that also materially and adversely affects the Common Units or the holders thereof in a comparable and proportionate fashion; provided, further, that with respect to the occurrence of a merger, consolidation or comparable transaction, so long as (1) the Partnership is the surviving entity and the Series Z-1 Incentive Units remain outstanding with the terms thereof unchanged, or (2) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series Z-1 Incentive Units for other interests in such entity having substantially the same terms and rights as the Series Z-1 Incentive Units, including with respect to distributions, conversions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, privileges or voting powers of the holders of the Series Z-1 Incentive Units. Notwithstanding anything in this Section 10 to the contrary, the holders of Series Z-1 Incentive Units shall have no right to vote or consent with respect to any transaction that constitutes a Series Z-1 Trigger Event or that constitutes a Series Z-1 Change in Control so long as the provisions of Section 10.10(b) of the Partnership Agreement remain in effect.

    Exhibit R. The Partnership Agreement is hereby amended by adding Exhibit R, a copy of which is attached hereto. Exhibit R is hereby inserted into the Partnership Agreement following Exhibit Q.
    Ranking. The Series Z-1 Incentive Units shall rank (i) junior to any and all presently outstanding or subsequently issued Preferred Interests and preferred Partnership Units of the Partnership, unless the terms of such Preferred Interests and/or preferred Partnership Units expressly provide that they shall rank junior to or pari passu with the Series Z-1 Incentive Units or Common Units, and (ii) pari passu with the Common Units, the Series Z Incentive Units and with any other class or series of presently existing or subsequently issued Partnership Units of the Partnership, the terms of which do not expressly provide that such Partnership Units shall rank senior to the Series Z-1 Incentive Units or the Common Units with respect to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up.
    Continuing Effect of Partnership Agreement. Except as modified herein, the Partnership Agreement is hereby ratified and confirmed in its entirety and shall remain and continue in full force and effect, provided, however, that to the extent there shall be a conflict between the provisions of the Partnership Agreement and this Amendment, the provisions in this Amendment will prevail. All references in any document to the Partnership Agreement shall mean the Partnership Agreement, as amended hereby.
    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Facsimile signatures shall be deemed effective execution of this Agreement and may be relied upon as such by the other party. In the event facsimile signatures are delivered, originals of such signatures shall be delivered to the other party within three business days after execution.

IN WITNESS WHEREOF, the General Partner and the Series Z-1 Partners have executed this Amendment as of the date indicated above.

GENERAL PARTNER

ESSEX PROPERTY TRUST, INC.,
a Maryland corporation as General Partner
of Essex Portfolio, L.P. and on behalf
of the existing Limited Partners

By: _______________

Keith R. Guericke

Chief Executive Officer & President

S-1

COUNTERPART LIMITED PARTNER SIGNATURE PAGE
ATTACHED TO AND MADE A PART OF THAT CERTAIN
SEVENTH AMENDMENT TO THE FIRST AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF ESSEX PORTFOLIO, L.P.

SERIES Z-1 PARTNER:

Name:____________________

S-2

EXHIBIT A

[This is the current Exhibit A maintained by Essex,updated to refer to the new Series Z-1 Incentive Unit holders]

A-1

EXHIBIT E

ALLOCATIONS
    Allocation of Net Operating Income and Net Operating Loss.
      Net Operating Income. Except as otherwise provided herein, Net Operating Income for any fiscal year or other applicable period shall be allocated in the following order and priority:
        First, to the Partners, until the cumulative Net Operating Income allocated pursuant to this subparagraph 1(a)(1) for the current and all prior periods equals the cumulative Net Operating Loss allocated pursuant to subparagraph 1(b)(2) hereof for all prior periods, among the Partners in the same ratio and reverse order that such Net Operating Loss was allocated to the Partners pursuant to subparagraph 1(b)(2) hereof (and, in the event of a shift of a Partner's interest in the Partnership, to the Partners in a manner that most equitably reflects the successors in interest to the Partners).
        Thereafter, the balance of the Net Operating Income, if any, shall be allocated to the Partners in accordance with their respective Percentage Interests.
      Net Operating Loss. Except as otherwise provided herein, Net Operating Loss of the Partnership for each fiscal year or other applicable period shall be allocated as follows:
        To the Partners in accordance with their respective Percentage Interests.
        Notwithstanding subparagraph 1(b)(1) hereof, to the extent any Net Operating Loss allocated to a Partner under subparagraph 1(b)(1) hereof or this subparagraph 1(b)(2) would cause such Partner (hereinafter, a "Restricted Partner") to have an Adjusted Capital Account Deficit as of the end of the fiscal year to which such Net Operating Loss relates, such Net Operating Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the other Partner(s) (hereinafter, the "Permitted Partners") pro rata in accordance with their relative Percentage Interests.
      Notwithstanding Sections 1(a) and (b) above, on any date on which any Series A Preferred Stock, any Series B Preferred Stock, any Series C Preferred Stock, any Series D Preferred Stock, any Series E Preferred Stock, or any Series B Preferred Unit, any Series C Preferred Unit, any Series D Preferred Unit or any Series E Preferred Unit (or other Preferred Stock or other Preferred Units) is outstanding, Net Operating Income and Net Operating Loss shall be allocated as follows:
        Net Operating Income for any fiscal year or other applicable period shall be allocated in the following order and priority:
          First, to the Partners, until the cumulative Net Operating Income allocated pursuant to this subparagraph 1(c)(1)(i) for the current and all prior periods equals the cumulative Net Operating Loss allocated pursuant to subparagraphs 1(c)(2)(iii) and (iv) hereof for all prior periods, among the Partners in the same ratio and reverse order that such Net Operating Loss was allocated (and, in the event of a shift of a Partner's interest in the Partnership, to the Partners in a manner that most equitably reflects the successors-in-interest to such Partners).

          Second, to the General Partner, until the cumulative Net Operating Income allocated pursuant to this subparagraph 1(c)(1)(ii) for the current and all prior periods equals the cumulative Net Operating Loss allocated pursuant to subparagraph 1(c)(2)(ii) hereof for all prior periods;
          Third, on a pari passu basis, to (A) the General Partner until the cumulative amount of Net Operating Income allocated pursuant to this subparagraph 1(c)(1)(iii) equals the total amount of dividends paid on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock (and other Preferred Stock) as of or prior to the date of such allocation plus the total amount of accrued but unpaid dividends on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock (and other Preferred Stock) as of such date; (B) to the holders of Series B Preferred Units until the cumulative amount of Net Operating Income allocated pursuant to this subparagraph 1(c)(1)(iii) equals the total amount of Priority Return paid on the Series B Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series B Preferred Units; (C) to the holders of Series C Preferred Units until the cumulative amount of Net Operating Income allocated pursuant to this subparagraph 1(c)(1)(iii) equals the total amount of Priority Return paid on the Series C Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series C Preferred Units; (D) to the holders of Series D Preferred Units until the cumulative amount of Net Operating Income allocated pursuant to this subparagraph 1(c)(1)(iii) equals the total amount of Priority Return paid on the Series D Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series D Preferred Units; and (E) to the holders of Series E Preferred Units until the cumulative amount of Net Operating Income allocated pursuant to this subparagraph 1(c)(1)(iii) equals the total amount of Priority Return paid on the Series E Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series E Preferred Units.
          Thereafter, the balance of the Net Operating Income, if any, shall be allocated to the Partners in accordance with their respective Percentage Interests.
        Net Operating Loss of the Partnership for each fiscal year or other applicable period shall be allocated as follows:
          First, to the Partners in accordance with, their respective Percentage Interests until the Capital Account balances of the Limited Partners (not including the holders of the Series B Preferred Units, the Series C Preferred Units, the Series D Preferred Units and the Series E Preferred Units) are reduced to zero (for purposes of this calculation, each Partner's Capital Account balance shall be credited with the amount such Partner is obligated to restore pursuant to the provisions of Section 1.704-1(b)(2)(ii)(c) of the Regulations, or is deemed to be obligated to restore with respect to any deficit balance pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations);

          Second, on a pari passu basis, to (A) the General Partner until its Capital Account balance has been reduced to zero; (B) to the holders of Series B Preferred Units until their Capital Account balances have been reduced to zero (for purposes of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts); (C) to the holders of Series C Preferred Units until their Capital Account balances have been reduced to zero; (D) to the holders of Series D Preferred Units until their Capital Account balances have been reduced to zero; and (E) to the holders of Series E Preferred Units until their Capital Account balances have been reduced to zero (for purposes of each such calculation, each Partner's Capital Account balance shall be credited with the amount such Partner is obligated to restore pursuant to the provisions of Section 1.704-1(b)(2)(ii)(c) of the Regulations, or is deemed to be obligated to restore with respect to any deficit balance pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(1)(5) of the Regulations);
          Thereafter, to the Partners in accordance with their then Percentage Interests;
          Notwithstanding subparagraph 2(c)(2)(iii) hereof, to the extent any Net Operating Loss allocated to a Partner under subparagraph 2(c)(2) would cause such Partner (hereinafter, a "Restricted Partner") to have an Adjusted Capital Account Deficit as of the end of the fiscal year to which such Net Operating Loss relates, such Net Operating Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the other Partner(s) (hereinafter, the "Permitted Partners") pro rata in accordance with their relative Percentage Interests.
      Adjustment of Percentage Interests Upon Conversion of Convertible Preferred Stock to Common Stock. Upon the conversion of any Series A Preferred Stock to Common Stock of the General Partner, the Percentage Interests of the Partners shall be adjusted in accordance with the provisions of Article IV of the Partnership Agreement as if, on the date of such conversion, the General Partner had made an additional Capital Contribution to the Partnership in an amount equal to the number of shares of Common Stock issued as a result of such conversion multiplied by the fair market value of such shares on the date of conversion, and provided that in calculating such adjustments, the General Partner shall be deemed not to have incurred any expenses in connection with raising the funds used to make such additional Capital Contribution.
    Allocation of Net Property Gain and Net Property Loss.

    After the allocation of Net Operating Income or Net Operating Loss has been made pursuant to Section 1 above, Net Property Gain and Net Property Loss shall be allocated as follows:

      Net Property Gain. Except as otherwise provided herein, Net Property Gain for any fiscal year or other applicable period shall be allocated in the following order and priority:

        First, to the Partners, until the cumulative Net Property Gain allocated pursuant to this subparagraph 2(a)(1) for the current and all prior periods equals the cumulative Net Property Loss allocated pursuant to subparagraph 2(b)(2) hereof for all prior periods, among the Partners in the same ratio and reverse order that such Net Property Loss was allocated to the Partners pursuant to subparagraph 2(b)(2) hereof (and, in the event of a shift of a Partner's interest in the Partnership, to the Partners in a manner that most equitably reflects the successors in interest to the Partners).
        Thereafter, the balance of the Net Property Gain, if any, shall be allocated to the Partners in accordance with their respective Percentage Interests.
      Net Property Loss. Except as otherwise provided herein, Net Property Loss of the Partnership for each fiscal year or other applicable period shall be allocated as follows:
        To the Partners in accordance with their respective Percentage Interests.
        Notwithstanding subparagraph 2(b)(1) hereof, to the extent any Net Property Loss allocated to a Partner under subparagraph 2(b)(1) hereof or this subparagraph 2(b)(2) would cause such Partner (hereinafter, a "Restricted Partner") to have an Adjusted Capital Account Deficit as of the end of the fiscal year to which such Net Property Loss relates, such Net Property Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the other Partner(s) (hereinafter, the "Permitted Partners") pro rata in accordance with their relative Percentage Interests.
      Notwithstanding Sections 2(a) and (b) above, on any date on which any Series A Preferred Stock, any Series B Preferred Stock, any Series C Preferred Stock, any Series D Preferred Stock, any Series E Preferred Stock or any Series B Preferred Unit, any Series C Preferred Unit, any Series D Preferred Unit or any Series E Preferred Unit (or other Preferred Stock or other Preferred Units) is outstanding, Net Property Gain and Net Property Loss shall be allocated as follows:
        Net Property Gain for any fiscal year or other applicable period shall be allocated in the following order and priority:
          First, to the Partners, until the cumulative Net Property Gain allocated pursuant to this subparagraph 2(c)(1)(i) for the current and all prior periods equals the cumulative Net Property Loss allocated pursuant to subparagraphs 2(c)(2)(iii) and (iv) hereof for all prior periods, among the Partners in the same ratio and reverse order that such Net Property Loss was allocated (and, in the event of a shift of a Partner's interest in the Partnership, to the Partners in a manner that most equitably reflects the successors in interest to such Partners);
          Second, to the General Partner, until the cumulative Net Property Gain allocated pursuant to this subparagraph 2(c)(1)(ii) for the current and all prior periods equals the cumulative Net Property Loss allocated pursuant to subparagraph 2(c)(2)(ii) hereof for all prior periods;

          Third, on a pari passu basis, to (A) the General Partner until the sum of (x) the total cumulative amount of Net Operating Income allocated to the General Partner under Section 1(c)(1)(iii) for the current and all prior periods plus (y) the total cumulative amount of Net Property Gain allocated pursuant to this subparagraph 2(c)(1)(iii) equals the total amount of dividends paid on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock (and other Preferred Stock) as of or prior to the date of such allocation plus the total amount of accrued but unpaid dividends on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock (and other Preferred Stock) as of such date; (B) to the holders of Series B Preferred Units until the sum of (x) the total cumulative amount of Net Operating Income allocated to the holders of the Series B Preferred Units under Section 1(c)(l)(iii) for the current and all prior periods plus (y) the total cumulative amount of Net Property Gain allocated pursuant to this subparagraph 2(c)(1)(iii) to the holders of the Series B Preferred Units equal the total amount of Priority Return paid on the Series B Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series B Preferred Units; (C) to the holders of Series C Preferred Units until the sum of (x) the total cumulative amount of Net Operating Income allocated to the holders of the Series C Preferred Units under Section 1(c)(1)(iii) for the current and all prior periods plus (y) the total cumulative amount of Net Property Gain allocated pursuant to this subparagraph 2(c)(1)(iii) to the holders of the Series C Preferred Units equals the total amount of Priority Return paid on the Series C Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series C Preferred Units; (D) to the holders of Series D Preferred Units until the sum of (x) the total cumulative amount of Net Operating Income allocated under Section 1(c)(1)(iii) for the current and all prior periods plus (y) the cumulative amount of Net Property Gain allocated pursuant to this subparagraph 2(c)(1)(iii) to the holders of the Series D Preferred Units equals the total amount of Priority Return paid on the Series D Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series D Preferred Units; (E) to the holders of Series E Preferred Units until the sum of (x) the total cumulative amount of Net Operating Income allocated under Section 1(c)(1)(iii) for the current and all prior periods plus (y) the cumulative amount of Net Property Gain allocated pursuant to this subparagraph 2(c)(1)(iii) to the holders of the Series E Preferred Units equals the total amount of Priority Return paid on the Series E Preferred Units as of or prior to the date of such allocation plus the total amount of accrued but unpaid Priority Return on the Series E Preferred Units.
          Thereafter, the balance of the Net Property Gain, if any, shall be allocated to the Partners in accordance with their respective Percentage Interests.
        Net Property Loss of the Partnership for each fiscal year or other applicable period shall be allocated as follows:
          First, to the Partners in accordance with their respective Percentage Interests until the Capital Account balances of the Limited Partners (not including the holders of the Series B Preferred Units, the Series C Preferred Units, the Series D Preferred Units and the Series E Preferred Units) are reduced to zero (for purposes of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts);

          Second, on a pari passu basis, to (A) the General Partner until its Capital Account balance has been reduced to zero (for purposes of this calculation, such Partner's share of Partnership Minimum Gain shall be added back to its Capital Account); (B) to the holders of Series B Preferred Units until their Capital Account balances have been reduced to zero (for purposes of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts); (C) to the holders of Series C Preferred Units until their Capital Account balances have been reduced to zero (for purposes of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts); (D) to the holders of Series D Preferred Units until their Capital Account balances have been reduced to zero (for purposes of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts); and (E) to the holders of Series E Preferred Units until their Capital Account balances have been reduced to zero (for purposes of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts);
          Thereafter, to the Partners in accordance with their then Percentage Interests;
          Notwithstanding subparagraph 2(c)(2)(iii) hereof, to the extent any Net Property Loss allocated to a Partner under subparagraph 2(c)(2) would cause such Partner (hereinafter, a "Restricted Partner") to have an Adjusted Capital Account Deficit as of the end of the fiscal year to which such Net Property Loss relates, such Net Property Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the other Partner(s) (hereinafter, the "Permitted Partners") pro rata in accordance with their relative Percentage . Interests.
      Special Allocation to Holders of Series Z Incentive Units.
        Subject only to the provisions of [Section 2(c)(iii)] but notwithstanding any other provision of this Section 2, in the year in which the Partnership sells or otherwise disposes of all or substantially all of its assets in a single transaction or a series of related transactions, Net Property Gain shall first be allocated to the holders of the Series Z Incentive Units pro rata in proportion to the number of such Series Z Incentive Units outstanding, until the Capital Account balance attributable to each such Series Z Incentive Unit is equal to (A) the aggregate Capital Account balance attributable to the Common Units outstanding (including any other Partnership Units convertible into Common Units) divided by (B) the number of such Common Units outstanding. If Net Property Gain is insufficient to make the full allocation provided in the preceding sentence, then, in lieu of such special allocation of Net Property Gain provided in the preceding sentence, items of gross capital gain shall be allocated to the holders of Series Z Incentive Units, and, if such gross items are insufficient to make the full required allocation, items of gross capital loss shall be allocated pro rata with respect to such Common Units. The allocations pursuant to this paragraph (d) shall be made after the allocation of Net Operating Income or Net Operating Loss for the applicable period in which such sale or other disposition occurs. For purposes of this clause (1) of this Section 2(d) "all or substantially all" means assets representing not less than 95% of the aggregate fair market value of the Partnership's assets.

        Notwithstanding anything herein to the contrary, for the 12-month period following the occurrence of a Change of Control (A) Net Operating Loss and Net Property Loss, if any, shall be allocated pursuant to Section 1(b) or 1(c)(2), as applicable, or Section 2(b) or 2(c)(2), as applicable, as if the Percentage Interest of each Series Z Partner were zero, and (B) with respect to each Series Z Partner at the earlier of (x) the date such Partner makes the election to convert his Series Z Incentive Units pursuant to Section 10.9(b)(i) or (y) the expiration of a period of twelve (12) months after such Change in Control, items of income, gain, deduction and loss shall be allocated so as to cause the Capital Account balance of each such Series Z Partner, and, as soon as possible after the end of such twelve month period, the Capital Account balances of all Partners, to be in the same ratio and amounts as if the allocations required by clause (A) of this Section 2(d)(2) had not been made.
      Special Allocation to Holders of Series Z-1 Incentive Units.
        Subject only to the provisions of [Section 2(c)(iii)] but notwithstanding any other provision of this Section 2, in the year in which the Partnership sells or otherwise disposes of all or substantially all of its assets in a single transaction or a series of related transactions, Net Property Gain shall first be allocated to the holders of the Series Z-1 Incentive Units pro rata in proportion to the number of such Series Z-1 Incentive Units outstanding, until the Capital Account balance attributable to each such Series Z-1 Incentive Unit is equal to (A) the aggregate Capital Account balance attributable to the Common Units outstanding (including any other Partnership Units convertible into Common Units) divided by (B) the number of such Common Units outstanding. If Net Property Gain is insufficient to make the full allocation provided in the preceding sentence, then, in lieu of such special allocation of Net Property Gain provided in the preceding sentence, items of gross capital gain shall be allocated to the holders of Series Z-1 Incentive Units, and, if such gross items are insufficient to make the full required allocation, items of gross capital loss shall be allocated pro rata with respect to such Common Units. The allocations pursuant to this paragraph (d) shall be made after the allocation of Net Operating Income or Net Operating Loss for the applicable period in which such sale or other disposition occurs. For purposes of this clause (1) of this Section 2(e) "all or substantially all" means assets representing not less than 95% of the aggregate fair market value of the Partnership's assets.
        Notwithstanding anything herein to the contrary, for the 12-month period following the occurrence of a Series Z-1 Change of Control (A) Net Operating Loss and Net Property Loss, if any, shall be allocated pursuant to Section 1(b) or 1(c)(2), as applicable, or Section 2(b) or 2(c)(2), as applicable, as if the Percentage Interest of each Series Z-1 Partner were zero, and (B) with respect to each Series Z-1 Partner at the earlier of (x) the date such Partner makes the election to convert his Series Z- 1 Incentive Units pursuant to Section 10.10(b)(i) or (y) the expiration of a period of twelve (12) months after such Series Z-1 Change in Control, items of income, gain, deduction and loss shall be allocated so as to cause the Capital Account balance of each such Series Z-1 Partner, and, as soon as possible after the end of such twelve month period, the Capital Account balances of all Partners, to be in the same ratio and amounts as if the allocations required by clause (A) of this Section 2(e)(2) had not been made.

      Definition of Percentage Interest. Solely for purposes of allocating Net Property Gain and Net Property Loss under this Section 2, the Percentage Interest of a Series Z Incentive Unit holder attributable to such Units shall be deemed to be the undivided percentage ownership interest of such holder in the Partnership as determined by dividing (A) the total number of outstanding Series Z Incentive Units owned by such holder by (B) the total number of Partnership Units then outstanding (excluding the Series A Preferred Interest, the Series B Preferred Interest, the Series B Preferred Units, the Series C Preferred Interest, the Series C Preferred Units, the Series D Preferred Interest, the Series D Preferred Units, the Series E Preferred Interest, and the Series E Preferred Units). Solely for purposes of allocating Net Property Gain and Net Property Loss under this Section 2, the Percentage Interest of a Series Z-1 Incentive Unit holder attributable to such Units shall be deemed to be the undivided percentage ownership interest of such holder in the Partnership as determined by dividing (A) the total number of outstanding Series Z-1 Incentive Units owned by such holder by (B) the total number of Partnership Units then outstanding (excluding the Series A Preferred Interest, the Series B Preferred Interest, the Series B Preferred Units, the Series C Preferred Interest, the Series C Preferred Units, the Series D Preferred Interest, the Series D Preferred Units, the Series E Preferred Interest, and the Series E Preferred Units).
      Book-Up and Capital Account Adjustments. On any day on which (i) Series A Preferred Stock (or other Preferred Stock), any series of Preferred Units or Incentive Units are redeemed or converted into Common Stock or Common Units, (ii) Percentage Interests are adjusted in the manner required in subparagraph 1(d), or (iii) in connection with the issuance of the Series Z Incentive Units or the Series Z-1 Incentive Units, the Partnership shall adjust the Gross Asset Values of all Partnership assets to equal their respective gross fair market values and shall allocate the amount of such adjustment as Net Property Gain or Net Property Loss pursuant to Section 2(c) hereof, provided, however, that if no Series A Preferred Stock (or other Preferred Stock) is outstanding after such redemption or conversion, such Net Property Gain or Net Property Loss shall be allocated in such a manner that after such allocation the Capital Accounts of the Partners are in proportion to their Percentage Interests.
    Special Allocations.

    Notwithstanding any provision of Sections 1 and 2 of this Exhibit E, the following special allocations shall be made in the following order:

      Minimum Gain Chargeback (Nonrecourse Liabilities). If there is a net decrease in Partnership Minimum Gain for any Partnership fiscal year (except as a result of conversion or refinancing of Partnership indebtedness, certain capital contributions or revaluation of the Partnership property as further outlined in Regulation Sections 1.704-2(d)(4), (f)(2) or (f)(3)), each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in Partnership Minimum Gain. The items to be so allocated shall be determined in accordance with Regulation Section 1.704-2(f). This paragraph 3(a) is intended to comply with the minimum gain chargeback requirement in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this paragraph 3(a) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

      Minimum Gain Attributable to Partner Nonrecourse Debt. If there is a net decrease in Minimum Gain Attributable to Partner Nonrecourse Debt during any fiscal year (other than due to the conversion, refinancing or other change in the debt instrument causing it to become partially or wholly nonrecourse, certain capital contributions, or certain revaluations of Partnership property as further outlined in Regulations Sections 1.704-2(i)(4), each Partner shall be specially allocated Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in the Minimum Gain Attributable to Partner Nonrecourse Debt. The items to be so allocated shall be determined in accordance with Regulation Section 1.704-2(i)(4) and (j)(2). This paragraph 3(b) is intended to comply with the minimum gain chargeback requirement with respect to Partner Nonrecourse Debt contained in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this paragraph 3(b) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.
      Qualified Income Offset. In the event a Limited Partner unexpectedly receives any adjustments, allocations or distributions described in Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5), or (6), and such Limited Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit as quickly as possible. This paragraph 3(c) is intended to constitute a "qualified income offset" under Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
      Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year or other applicable period shall be allocated to the Partners in accordance with their respective Percentage Interests.
      Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any fiscal year or other applicable period shall be specially allocated to the Partner that bears the economic risk of loss for the debt (i.e., the Partner Nonrecourse Debt) in respect of which such Partner Nonrecourse Deductions are attributable (as determined under Regulation Section 1.704-2(b)(4) and (i)(1)).
      Curative Allocations. The allocations set forth in paragraphs (a)-(e) and Section 1(b)(2), Section 1(c)(2)(iv), Section 2(b)(2) and Section 2(c)(2)(iv), (the "Regulatory Allocations") are intended to comply with the requirements of Treasury Regulations Sections 1.704-1 (b) and 1.704-2. Notwithstanding any other provisions of Sections 1 and 2, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, deduction and loss among the Partners so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each such Partner if the Regulatory Allocations had not occurred. This paragraph (f) shall be interpreted and applied in such a manner and to such extent as is reasonably necessary to eliminate, as quickly as possible, permanent economic distortions that would otherwise occur as a consequence of the Regulatory Allocations in the absence of this paragraph (f).
    Tax Allocations.

      Generally. Subject to paragraphs 4(b) and (c) hereof, items of income, gain, loss, deduction and credit to be allocated for income tax purposes (collectively, "Tax Items") shall be allocated among the Partners on the same basis as their respective book items.
      Sections 1245/1250 Recapture. If any portion of gain form the sale of property is treated as gain which is ordinary income by virtue of the application of Code Section 1245 or 1250 ("Affected Gain"), then (A) such Affected Gain shall be allocated among the Partners in the same proportion that the depreciation and amortization deductions giving rise to the Affected Gain were allocated and (B) other Tax Items of gain of the same character that would have been recognized, but for the application of Code Sections 1245 and/or 1250, shall be allocated away from those Partners who are allocated Affected Gain pursuant to Clause (A) so that, to the extent possible, the other Partners are allocated the same amount, and type, of capital gain that would have been allocated to them had Code Sections 1245 and/or 1250 not applied; provided, however, that the net amount of Tax Items allocated to each Partner shall be the same as if this paragraph 4(b) did not exist. For purposes hereof, in order to determine the proportionate allocations of depreciation and amortization deductions for each fiscal year or other applicable period, such deductions shall be deemed allocated on the same basis as Net Property Gain and Net Property Loss for such respective period.
      Allocations Respecting Section 704(c) and Revaluations. If any Partnership property is subject to Code Section 704(c) or is reflected in the Capital Accounts of the Partners and on the books of the Partnership at a book value that differs from the adjusted tax basis of such property, then the tax items with respect to such property shall, in accordance with the requirements of Regulations Section 1.704-1(b)(4)(i), be shared among the Partners in a manner that takes account of the variation between the adjusted tax basis of the applicable property and its book value in the same manner as variations between the adjusted tax basis and fair market value of property contributed to the Partnership are taken into account in determining the Partners' share of tax items under Code Section 704(c). The General Partner is authorized to choose any reasonable method permitted by the Regulations pursuant to Code Section 704(c), including the "remedial allocation" method, the "curative allocation" method and the traditional method; provided that the General Partner agrees to use reasonable efforts to minimize the amount of taxable income in excess of book income allocated to the holders of the Series B Preferred Units, the Series C Preferred Units, the Series D Preferred Units and the Series E Preferred Units.
      Code Section 752 Specification. Pursuant to Regulations Section 1.752-3, the Partners' interest in Partnership profits for purposes of determining the Partners' shares of excess nonrecourse liabilities shall be their Percentage Interests.

EXHIBIT M

ADDRESSES OF PARTNERS - PARTNERSHIP UNIT HOLDERS

Partnership Unit Holders

[This is the current Exhibit M maintained by Essex, updated to refer to the new Series Z-1 Incentive Unit holders]

M-1

EXHIBIT R

[List of Series Z-1 Incentive Units holders maintained by Essex]

R-1

EXHIBIT S

(Series Z-1 Target FFO amounts)

S-1